SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                OCTOBER 29, 1998

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
               (Exact name of registrant as specified in charter)

           Structured Asset Mortgage Investments Inc. (as Seller under a Pooling and Servicing Agreement dated as of
                  October 1, 1998 providing for the issuance by
            Structured Asset Mortgage Investments Trust 1998-9 of its
               Mortgage Pass-Through Certificates, Series 1998-9)

       DELAWARE                  333-51279                       13-3633241
   (State or other              (Commission                     (IRS Employer
   jurisdiction of              File Number)                 Identification No.)
    incorporation)


                    245 PARK AVENUE, NEW YORK, NEW YORK         10167
                 (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000


                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS.

          This Current Report on Form 8-K is being filed with respect to the Computational Materials (as defined below) of Bear, Stearns & Co., Inc. (an "Underwriter") in connection with the issuance of the Structured Asset Mortgage Investments Trust 1998-9, Mortgage Pass-Through Certificates, Series 1998-9. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association. The Computational Materials, which are listed as Exhibit 99.1 hereto, are being filed on Form SE on October 29, 1998.

 Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits:

           EXHIBIT NO.

           5.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain legality matters.

           8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

           23.2      Consent of Stroock & Stroock & Lavan LLP (included in
                     Exhibit 5.1)

           99.1 Computational Materials of Bear, Stearns & Co. Inc. filed on Form SE on October 29, 1998.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                  (Registrant)


Date: October 29,1998                       By: /S/ JOSEPH T.JURKOWSKI, JR.
                                               ------------------------------
                                               Name:  Joseph T. Jurkowski, Jr.
                                               Title: Vice President

                                  EXHIBIT INDEX


EXHIBIT NUMBER                     DESCRIPTION

5.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain legality matters.

8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

23.2       Consent of Stroock & Stroock & Lavan (included in Exhibit 5.1)

99.1 Computational Materials of Bear, Stearns & Co. Inc. filed on Form SE on October 29, 1998 (filed in paper in accordance with Rule 311(i) of Regulation S-T).